UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2013

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") present in this Item 2.02 certain information regarding the impact of changes in the fair values of derivative instruments on its results of operations for the three and six months ended June 30, 2013 and certain other information regarding its derivative instruments.

The following table summarizes net derivative gains and losses that Pioneer expects to record in its earnings for the three and six months ended June 30, 2013:

DERIVATIVE GAINS, NET
(in thousands)

	Three Months Ended June 30, 2013	Six Months Ended June 30, 2013
Noncash changes in fair value:
Oil derivative gains	$54,248	$55,873
NGL derivative gains	1,945	2,835
Gas derivative gains (losses)	48,464	(53,966)
Marketing derivative gains (losses)	(69)	22
Interest rate derivative gains	5,784	9,724
Total noncash derivative gains, net	110,372	14,488

Cash settled changes in fair value:
Oil derivative gains	7,329	14,849
NGL derivative gains (losses)	377	(35)
Gas derivative gains	25,881	72,586
Marketing derivative gains (losses)	4	(168)
Interest rate derivative gains	482	482
Total cash derivative gains, net	34,073	87,714
Total derivative gains, net	$144,445	$102,202

Item 7.01                 Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents Pioneer’s open commodity oil, NGL and gas derivative positions as of July 15, 2013:

	2013		Year Ending December 31,
	Third Quarter	Fourth Quarter	2014	2015	2016
Average Daily Oil Production Associated with Derivatives (Bbl):
Collar contracts with short puts:
Volume	68,274	69,000	69,000	60,000	8,000
NYMEX price:
Ceiling	$119.75	$120.55	$114.05	$99.47	$93.12
Floor	$92.23	$91.39	$93.70	$89.33	$85.00
Short put	$74.39	$74.22	$77.61	$74.33	$70.00
Swap contracts:
Volume	7,476	9,750	10,000	—	—
NYMEX Price	$93.60	$95.57	$93.87	$—	$—
Rollfactor swap contracts:
Volume	7,630	11,000	19,000	—	—
NYMEX roll price (a)	$0.63	$0.85	$0.45	$—	$—
Basis swap contracts:
Cushing-LLS index swap volume	—	3,000	—	—	—
Price differential ($/Bbl) (b)	$—	$(8.53)	$—	$—	$—
Average Daily NGL Production Associated with Derivatives (Bbl):
Collar contracts with short puts (c):
Volume	1,064	1,064	1,000	—	—
Index price
Ceiling	$105.28	$105.28	$109.50	$—	$—
Floor	$89.30	$89.30	$95.00	$—	$—
Short put	$75.20	$75.20	$80.00	$—	$—
Collar contracts (d):
Volume	2,500	2,500	3,000	—	—
Index price
Ceiling	$12.68	$12.68	$13.72	$—	$—
Floor	$10.50	$10.50	$10.78	$—	$—
Average Daily Gas Production Associated with Derivatives (MMBtu):
Collar contracts with short puts:
Volume	—	—	115,000	285,000	20,000
NYMEX price:
Ceiling	$—	$—	$4.70	$5.07	$5.36
Floor	$—	$—	$4.00	$4.00	$4.00
Short put	$—	$—	$3.00	$3.00	$3.00
Collar contracts:
Volume	152,500	152,500	—	—	—
NYMEX price:
Ceiling	$6.22	$6.22	$—	$—	$—
Floor	$4.98	$4.98	$—	$—	$—
Swap contracts:
Volume	172,500	165,870	175,000	20,000	—
NYMEX price (e)	$5.05	$5.10	$4.02	$4.31	$—
Basis swap contracts:
Permian Basin index swap volume (f)	52,500	52,500	10,000	10,000	—
Price differential ($/MMBtu)	$(0.23)	$(0.23)	$(0.15)	$(0.13)	$—
Mid-Continent index swap volume (f)	50,000	50,000	35,082	20,000	—
Price differential ($/MMBtu)	$(0.30)	$(0.30)	$(0.19)	$(0.21)	$—
Gulf Coast index swap volume (f)	60,000	60,000	—	—	—
Price differential ($/MMBtu)	$(0.14)	$(0.14)	$—	$—	$—
__________

(a)
Represent swaps that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil "WTI" for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(b)	Represent swaps that fix the basis differential between Cushing WTI and Louisiana Light Sweet crude "LLS".

(c)	Represent collar contracts with short puts that reduce the price volatility of natural gasoline forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(d)	Represent collar contracts that reduce the price volatility of ethane forecasted for sale by the Company at Mont Belvieu, Texas-posted prices.

(e)	Represents the NYMEX Henry Hub ("NYMEX HH") index price on the derivative trade date.

(f)
Represent swaps that fix the basis differentials between the index prices at which the Company sells its Permian Basin, Mid-Continent and Gulf Coast gas and the NYMEX HH index price used in gas swap and collar contracts.

Interest rate derivatives. During the three months ended June 30, 2013, the Company terminated interest rate derivative contracts for the 10-year period ending in December 2025 for proceeds of $482 thousand. In addition, during July 2013, the Company entered into interest rate derivative contracts whereby the Company will receive a fixed interest rate of 3.95 percent in exchange for paying a floating interest rate comprised of the three-month LIBOR plus an average rate of 1.19 percent on a notional amount of $100 million through July 15, 2022.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete the Company's operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility and derivative contracts and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of an industrial sand mining business and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief Accounting Officer

Dated: July 18, 2013